SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.__)

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ETF Managers Trust

Registration Nos. 811-22310 and 333-182274

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ETF MANAGERS TRUST

30 Maple Street, 2nd Floor

Summit, New Jersey 07901

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on March 6, 2018

To the shareholders of the ETFMG Prime Junior Silver ETF, ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Alternative Harvest ETF, BlueStar TA-BIGITech Israel Technology ETF, Etho Climate Leadership U.S. ETF, ETFMG Drone Economy Strategy ETF, ETFMG Video Game Tech ETF, Spirited Funds/ETFMG Whiskey & Spirits ETF, and AI Powered Equity ETF (the “Funds”):

NOTICE IS HEREBY GIVEN THAT a special meeting of the shareholders of the Funds, each a series of ETF Managers Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on March 6, 2018 at 11:00 a.m. Eastern Time and any adjournments thereof (the “Meeting”) for the following purposes:

Proposal
Proposal 1	To elect two Trustees to serve on the Board of Trustees of the Trust until the next meeting of shareholders at which Trustees are elected.
Proposal 2	To transact any other business that may properly come before the Meeting.

The Trust will conduct any other business as may properly come before the Meeting or any adjournment(s) thereof.

The Board of Trustees of the Trust has fixed the close of business on January 16, 2018, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the Meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

●	Through the Internet – log on at the Internet address provided on the proxy card

●	By telephone – call the toll-free number listed on the proxy card

●	By mail – using the enclosed Proxy Card(s) and postage paid envelope

●	In Person – at the Meeting

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We encourage you to vote by telephone or through the Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals above.

By order of the Board of Trustees of the Trust

Samuel Masucci, III
Title: Secretary

January 24, 2018

Shareholders who do not expect to attend the special meeting are requested to vote through the Internet or by telephone, or to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the proxy with respect to Internet or telephone voting are set forth on the proxy card. Instructions for signing proxy cards if mailing are set forth immediately following this notice. It is important that the proxy be voted promptly.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr.,
Executor

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ETF MANAGERS TRUST

ETFMG Prime Junior Silver ETF

ETFMG Prime Cyber Security ETF

ETFMG Prime Mobile Payments ETF

ETFMG Alternative Harvest ETF

BlueStar TA-BIGITech Israel Technology ETF

Etho Climate Leadership U.S. ETF

ETFMG Drone Economy Strategy ETF

ETFMG Video Game Tech ETF

Spirited Funds/ETFMG Whiskey & Spirits ETF

AI Powered Equity ETF

30 Maple Street, 2nd Floor

Summit, New Jersey 07901

SPECIAL MEETING OF SHAREHOLDERS

To be held on March 6, 2018

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of ETFMG Prime Junior Silver ETF, ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Alternative Harvest ETF, BlueStar TA-BIGITech Israel Technology ETF, Etho Climate Leadership U.S. ETF, ETFMG Drone Economy Strategy ETF, ETFMG Video Game Tech ETF, Spirited Funds/ETFMG Whiskey & Spirits ETF, and AI Powered Equity ETF (the “Funds”), each a series of ETF Managers Trust (the “Trust”). The proxies will be used at the special meeting of shareholders to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 on March 6, 2018 at 11:00 a.m. Eastern Time (the “Meeting”) and any adjournment(s) thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about January 29, 2018 or as soon as practicable thereafter. The close of business on January 16, 2018 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each shareholder shall be entitled to one vote for each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

As of the Record Date, each Fund had the following number of shares of common stock outstanding:

Fund	Number of Shares Outstanding
ETFMG Prime Junior Silver ETF	4,800,000
ETFMG Prime Cyber Security ETF	36,200,000
ETFMG Prime Mobile Payments ETF	7,750,000
ETFMG Alternative Harvest ETF	9,500,000
BlueStar TA-BIGITech Israel Technology ETF	1,050,000
Etho Climate Leadership U.S. ETF	750,000
ETFMG Drone Economy Strategy ETF	1,250,000
ETFMG Video Game Tech ETF	1,650,000
Spirited Funds/ETFMG Whiskey & Spirits ETF	400,000
AI Powered Equity ETF	4,375,000

At the Meeting, shareholders will be asked to vote on the following matters:

Proposal
Proposal 1	To elect two Trustees to serve on the Board of Trustees of the Trust until the next meeting of shareholders at which Trustees are elected.
Proposal 2	To transact any other business that may properly come before the Meeting.

A copy of each Fund’s most recent annual and/or semi-annual report is available free of charge via the Internet at the website listed for each fund below, by calling 1-844-ETFMGRS (383-6477), or by writing ETF Managers Trust, 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. A copy of this Proxy Statement is also available via the Internet at https://www.proxyonline.com/docs/ETFMGFunds.pdf.

Fund	Annual/Semi-Annual Report Website
ETFMG Prime Junior Silver ETF	www.etfmgfunds.com
ETFMG Prime Cyber Security ETF	www.etfmgfunds.com
ETFMG Prime Mobile Payments ETF	www.etfmgfunds.com
ETFMG Alternative Harvest ETF	www.mjxetf.com
BlueStar TA-BIGITech Israel Technology ETF	www.iteqetf.com
Etho Climate Leadership U.S. ETF	www.ethocapitaletfs.com
ETFMG Drone Economy Strategy ETF	www.etfmgfunds.com
ETFMG Video Game Tech ETF	www.etfmgfunds.com
Spirited Funds/ETFMG Whiskey & Spirits ETF	www.spiritedfunds.com
AI Powered Equity ETF	www.equbotetf.com

It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Trust. AST Fund Solutions has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The anticipated cost of such solicitation services is approximately $143,706. The costs associated with this Proxy Statement will be paid by the Funds.

The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons. The Funds’ investment adviser (“Adviser”) may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Funds.

Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call (866) 829-0545. Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Meeting in person. Proxies voted by telephone or Internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying Proxy Statement. In the absence of such direction, however, the persons named in the accompanying Proxy Statement intend to vote “FOR” the nominees in Proposal 1 and may vote at their discretion with respect to other matters not now known to the Board that may be presented to the Meeting. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

Each Proposal will be voted on by shareholders of the Funds. Along with the approval of the Board, including a majority of the Trustees who are not interested persons of the Trust or any affiliate of the Funds within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), all nominees receiving a plurality of the votes cast by shareholders of the Trust will be elected as Trustees of the Trust. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, both Nominees are expected to be elected as Trustees, as all Nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome.

If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment all proxies that voted in favor of the Proposal (or abstained) and vote against adjournment all proxies that voted against the Proposal.

Quorum Required. Each Fund must have a quorum of shares represented at the Meeting, in person or by proxy, to take action on any matter relating to the Fund. Under the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), a quorum is constituted by the presence in person or by proxy of 40% of the outstanding shares of a Fund entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as votes present at the Meeting. Abstentions and broker non-votes will not, however, be treated as votes cast at such meeting. Abstentions and broker non-votes, therefore (i) will be included for purposes of determining whether a quorum is present; and (ii) will have no effect for purposes of obtaining the requisite approval of Proposal 1.

If a quorum is not present at the Meeting, the Chairperson of the Meeting or the holders of a majority of the shares of the Fund present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.

Other Information. The Funds’ distributor and principal underwriter is ETFMG Financial LLC, 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The Funds’ administrator, transfer agent and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

BOARD OF TRUSTEES RECOMMENDATION

The Board met on September 21, 2017 to discuss the nominees in Proposal 1 contained in this Proxy Statement. The Board voted unanimously to approve the nominees in Proposal 1. The Board recommends that you vote “FOR” the election of the nominees contained in this Proxy Statement.

PROPOSAL 1: TO ELECT TWO TRUSTEES

TO THE BOARD OF TRUSTEES

It is proposed that the two nominees, Jared Chase and Terry Loebs (the “Nominees”), one of whom currently serves as a Trustee of the Trust, be elected to the Board at the Meeting. Independent Trustee John Southard will resign as Trustee of the Trust effective upon the election of the Nominees as Trustees. If elected, the two Nominees would join Mr. Samuel Masucci III who was previously elected to the Board of the Trust by shareholders, and would constitute a full Board of three Trustees. Trustees serve until their successors have been duly elected and qualified or until their earlier death, resignation, retirement or removal. The Declaration of Trust does not require the annual election of Trustees. Further, the Declaration of Trust and the Trust’s by-laws provide that any vacancy resulting from any reason, including the resignation of a Trustee, may be filled by a majority of the remaining Trustees, provided that immediately after filling any such vacancy at least two-thirds of the Trustees holding office have been elected to such office by the shareholders at a meeting called for the purpose (the “Two-Thirds Requirement”). Mr. Loebs had previously been appointed to the Board as a Trustee by a majority vote of the Board. Along with the nomination of Mr. Chase, Mr. Loebs’ nomination is set forth in this Proxy Statement for your approval in order to satisfy the Two-Thirds Requirement. Biographical information regarding each of the Nominees is provided below.

The role of the Trust’s Board is to provide general oversight of the Trust’s business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees meet at least quarterly and review the Funds’ performance and oversee the services provided to the Trust by the Adviser, any subadvisers to the Funds and the Trust’s other service providers. During the Trust’s most recent fiscal year, the Board met four times in regularly scheduled meetings and two times in special meetings, with all Trustees attending at least 75 percent of the meetings.

There are a number of legal and regulatory requirements applicable to the composition of the Trust’s Board. In addition to the requirements of the Trust’s governing documents discussed above, the 1940 Act permits the existing members of an ETF’s board of directors/trustees to appoint new members in certain circumstances. ETFs are required to call a shareholder meeting to elect board members if at any time less than a majority of the members holding office have been elected by shareholders. The 1940 Act also requires that at least a majority of an ETF’s board be comprised of directors/trustees who are not considered to be “interested persons” (as defined in the 1940 Act) of an ETF or its adviser, underwriter or their controlling companies, in order to meet certain “fund governance standards” under the 1940 Act. These non-interested trustees are referred to herein as “Independent Trustees.” Both of the Nominees will be considered non-interested with respect to the Trust’s Adviser, any subadvisers of the Funds and the Funds’ underwriter, or any of their affiliates; Mr. Masucci is an “interested person” as defined in the 1940 Act, by reason of his position as Chief Executive Officer of the Adviser.

At the meeting held on September 21, 2017, the Nominating Committee of the Board determined to recommend to the full Board the Nominees described below for election to the Board. Acting on that recommendation, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Trust to vote on the election of the Nominees.

Mr. Masucci was elected by the Trust’s initial shareholder, and will remain as a Trustee of the Trust. With regard to the Nominees, Mr. Loebs was appointed to the Board by the then-existing Trustees of the Board. Mr. Chase, who does not currently serve as a Trustee for the Trust, is also a Nominee.

The persons named in the enclosed proxy intend, unless authority is withheld, to vote for the election as Trustees of the Nominees named below. The Board recommends that the shareholders elect the persons whom its has nominated for election.

Each of the Nominees has agreed to serve, or continue to serve, as a Trustee if elected. If, at the time of the Meeting, any Nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their death, resignation, removal or retirement, or the next meeting of shareholders at which Trustees are elected and the selection and qualification of their successors.

The following table sets forth the names, ages, principal occupations and other information relating to the Trustees and Nominees. Unless otherwise noted, the address of each Trustee and Nominee is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. There is no stated term of office for Trustees.

Interested Trustee
Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee
Samuel Masucci, III* 1962	Trustee, Chairman of the Board, President and Secretary	Since 2012	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2012); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012–2016) and Chief Compliance Officer (2012–2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator).	10	None
Independent Trustees/Nominees
Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee
Terry Loebs 1963	Trustee/Nominee	Since 2014	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006–2011).	10	None
Jared Chase 1955	Nominee	N/A	Chairman, State Street Global Alliance LLC, State Street Corporation (2007-2012); Head of Global Treasury, Liability Management, Money Markets & Derivatives, State Street Corporation (2004-2007); Group Head of Global Markets & Fund Management, Standard Chartered Bank (2003-2004); Managing Director of State Street Fiduciary Services, State Street Global Corporation (2000-2002); Deputy Managing Director of State Street Global Advisors International, State Street Corporation (1998-2000); Chief Product Officer, SSgA Alternative Investment Group, State Street Corporation (1998-2000); Managing Director and Executive Director, Deutsche Bank (1995-1998); Managing Director of Global Emerging Markets Sales and Derivatives, J.P. Morgan (1993-1995); Managing Director and Head of Global Markets Asia, J.P. Morgan (1992-1993); President, J.P. Morgan Futures, J.P. Morgan (1991-1992).	10	None
*	Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

Executive Officers of the Trust who are not Trustees

The following table contains information about the individuals who are the principal executive officers of the Trust, who are not listed above as Trustees or Nominees. Unless otherwise noted, the address of each individual is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901.

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

John A. Flanagan 1946	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital LLC (commodity pool operator) (since 2015).
Reshma J. Amin 1978	Chief Compliance Officer (since 2016)	Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm) (2007-2016).

The Board and Oversight Function. The management and affairs of the Trust are overseen by the Trustees. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust. The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As discussed below, the Board has established several committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The current Board has the following standing committees: Audit Committee and Nominating Committee. The Board has also established a Fair Value Committee. The Audit Committee and Nominating Committee are chaired by an Independent Trustee and composed of Independent Trustees. The Fair Value Committee is comprised of certain officers of the Trust and representatives from the Adviser. The Board may also designate working groups or ad hoc committees as it deems appropriate. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, Schiff Hardin LLP, to assist them in performing their oversight responsibilities. In addition, the Trustees have engaged a Chief Compliance Officer (“CCO”) for the Trust.

Leadership Structure

There are three members of the Board, two of whom are not interested persons of the Trust, as that term is defined in the 1940 Act. Samuel Masucci, III, an interested person of the Trust, serves as Chairman of the Board. The Trust does not have a lead Independent Trustee. The Board is comprised of 67% Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Committee meetings, participates in formulating agendas for Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Committee as set forth in its Board-approved charter. Because of the ease of communication arising from the relatively small size of the Board and the small number of Independent Trustees, the Board has determined not to designate a lead Independent Trustee at this time.

The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute 67% of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of Funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Committees of the Board

Audit Committee. The Board has a standing Audit Committee that is composed of 100% of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Funds’ independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and other audit related matters. The Audit Committee also acts as the Trust’s qualified legal compliance committee. During the fiscal year ended September 30, 2017, the Audit Committee met three times. Set forth in Appendix A attached to this Proxy Statement is the Audit Committee Charter.

Nominating Committee. The Board has a standing Nominating Committee that is composed of 100% of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider Nominees recommended by shareholders. During the fiscal year ended September 30, 2017, the Nominating Committee met one time. Set forth in Appendix B attached to this Proxy Statement is the Nominating Committee Charter.

Board Conclusion on Experience, Qualifications, Attributes and Skills of Trustees/Nominees

The Nominating Committee of the Board, which is composed of all the Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or appointment by the Board prior to their appointment or election to the Board, and conducted a similar review with respect to Messrs. Loebs and Chase. In evaluating candidates for appointment or nomination as a Trustee, the Nominating Committee takes into account the contribution that the candidate would be expected to make and the experience, qualifications, attributes and skills that the Nominating Committee believes contribute to good governance for the Trust.

The Board has concluded that, based on each Nominee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees, each Nominee is qualified to serve as a Trustee. In determining that a particular Nominee was qualified to serve as a Trustee, the Board considered a variety of criteria, including his ability to review and understand information about each Fund provided to him by management, to identify and request other information he may deem relevant to the performance of his duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his business judgment in a manner that serves the best interests of the Funds’ shareholders. The Board believes that Mr. Loebs’ familiarity and knowledge of the Adviser and the Trust provide benefits and efficiencies in the governance process of the Trust. In addition to the information set forth above, the following provides further information about each Nominee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees or Nominees is an “expert” within the meaning of the federal securities laws.

Samuel Masucci, III

The Trust has concluded that Mr. Masucci should serve as Trustee because of the experience he has gained as chief executive officer of multiple investment advisory firms as well as his knowledge of and experience in the financial services industry.

Terry Loebs

The Trust has concluded that Mr. Loebs should serve as Trustee because of his diverse experience in capital markets, including asset pricing and trading, market research, index development, and exchange-traded products, as well as his knowledge of and experience in the financial services industry.

Jared Chase

The Trust has concluded that Mr. Chase should serve as Trustee because of his executive experience at major investment advisory firms focusing on global markets and derivatives, and his general knowledge of and experience in the financial services industry.

The Board believes that, collectively, the Nominees and existing Trustees have the appropriate experience, qualifications, attributes and skills to allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Common attributes to all Nominees and existing Trustees are their ability to review, evaluate, question and discuss information provided to them (and to request additional information), to interact effectively with the Adviser and other service providers, the Trust’s CCO and the Trust’s independent registered public accounting firm.

Risk Oversight

Like most registered investment companies, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, any subadviser, the Funds’ distributor or the Funds’ administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Funds’ Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s CCO, as well as personnel of the Adviser and other service providers such as the Funds’ independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and any subadviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the investment advisory agreements with the Adviser and any subadviser, the Board meets with the Adviser and any subadviser to review such services. Among other things, the Board regularly considers the Adviser’s and any subadviser’s adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ performance and the Funds’ investments.

The Trust’s CCO reports regularly to the Board to review and discuss compliance issues and Fund, Adviser, and subadviser risk assessments. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and any subadviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Board has also established a Fair Value Committee that is responsible for implementing the Trust’s Fair Value Procedures and providing reports to the Board concerning investments for which market quotations are not readily available. The Fair Value Committee is comprised of certain officers of the Trust and representatives from the Adviser. The Fair Value Committee operates under procedures approved by the Board. The Fair Value Committee meets periodically, as necessary.

Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, any subadviser, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of a Fund’s investment management and business affairs are carried out by or through the Fund’s Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Compensation of Current Trustees

During the Trust’s last fiscal year, Mr. Chase was not previously a Trustee and therefore received no compensation. All current Trustees, including Mr. Loebs, received the compensation set forth in the following table during the fiscal year ended September 30, 2017. The Adviser, and not the Funds, is responsible for compensating the Trustees. Mr. Masucci receives no compensation for his service as a Trustee.

COMPENSATION OF THE TRUSTEES FOR

THE LAST FISCAL YEAR ENDED SEPTEMBER 30, 2017

Name	Aggregate Compensation From ETF Managers Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the ETF Managers Complex Paid to Trustees
John W. Southard*	$0	$0	$0	$69,000
Terry Loebs	$0	$0	$0	$69,000

Samuel Masucci, III	$0	$0	$0	$0
TOTAL
*	Mr. Southard will resign as Trustee of the Trust effective upon the election of the Nominees as Trustees.

Trustee/Nominee Ownership of Securities

The following table sets forth, for each Trustee and Nominee, a dollar range of equity securities of the Trust, together with the aggregate dollar range of equity securities in certain registered investment companies, including the Trust, managed by ETF Managers Group, LLC or an affiliate and held out to investors as related companies for purposes of investment and investor services, as of January 18, 2018.

TRUSTEE/NOMINEE OWNERSHIP OF EQUITY SECURITIES

OF THE TRUST/FUNDS AS OF JANUARY 18, 2018

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in the ETF Managers Complex
Independent Trustees/Nominees
John W. Southard*	None	None
Terry Loebs	None	None
Jared Chase	None	None

Interested Trustee
Samuel Masucci, III	None	None
*	Mr. Southard will resign as Trustee of the Trust effective upon the election of the Nominees as Trustees.

Shareholder Communications with Board and Trustee Attendance at Annual Meetings of Shareholders

Any shareholder who wishes to send a communication to the Board should send the communication to the attention of the Trust’s Secretary at 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Board, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Trust’s Secretary at the same address.

After reviewing the communication, the Trust’s Secretary will then immediately forward the communication to the Board. Communications to individual Trustees or to a Committee sent in care of the Trust’s Secretary will be immediately forwarded to the individual Trustee or to the Committee, as applicable.

The Trust is not required to hold annual meetings of shareholders. However, if a shareholder meeting is held, it is the policy of the Trust to encourage Trustee attendance at such meetings in person or by teleconference.

Required Vote

All Nominees receiving a plurality of the votes cast by shareholders of the Trust will be elected as Trustees of the Trust. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, both Nominees are expected to be elected as Trustees, as all Nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome.

The Trust’s Auditor

The Board, including a majority of the Independent Trustees, has approved the selection of WithumSmith + Brown, PC (“WithumSmith + Brown”) as the independent accountants for the Trust for the fiscal year ending September 30, 2018.

The Trust has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

The aggregate fees billed by WithumSmith + Brown for the indicated services rendered to the Trust for the last two fiscal years were:

	2016	2017
Audit Fees	$218,000	$194,500
Audit-Related Fees	N/A	N/A
Tax Fees	$30,000	$32,500
All Other Fees	N/A	N/A

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Trust, including certain services provided to certain affiliates of the Trust.

The percentage of fees billed by WithumSmith + Brown applicable to non-audit services pursuant to the waiver of pre-approval requirement were as follows:

	2016	2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Trust’s accountant for services to the Trust and to the Adviser (and any other controlling entity, etc.—not a subadviser) for the past year. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	2016	2017
ETF Managers Trust	N/A	N/A
Investment Adviser	N/A	N/A

SHARE OWNERSHIP INFORMATION

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.

The following table sets forth the name, address, and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding equity securities as of January 4, 2018:

Mobile Payments ETF

Name and Address	Amount and Nature of Beneficial Ownership	% Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	1,166,545	16.09%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	865,285	11.93%

Citibank, N.A. 388 Greenwich Street New York, NY 1004	839,614	11.58%

TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	728,445	10.05%

JP Morgan Chase Bank NA 1111 Polaris Parkway Columbus, OH 43240	636,788	8.78%

Cyber Security ETF

Name and Address	Amount and Nature of Beneficial Ownership	% Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	4,455,758	12.50%

National Financial Services LLC 200 Liberty Street New York, NY 10281	4,128,537	11.58%

Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	3,926,074	11.01%

Citibank, N.A. 388 Greenwich Street New York, NY 1004	3,915,734	10.98%

BNY Mellon Investment Servicing (U.S.) Inc. 101 Barclay St, 3rd Fl New York, NY 10286	1,999,645	5.61%

TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	1,794,977	5.03%

Pershing, LLC PO Box 2052 Jersey City, NJ 07303	1,785,664	5.00%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	1,690,001	4.74%

Junior Silver ETF

Name and Address	Amount and Nature of Beneficial Ownership	% Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	1,063,329	22.15%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	619,985	12.92%

TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	427,717	8.91%

Pershing, LLC PO Box 2052 Jersey City, NJ 07303	401,512	8.36%

Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	351,780	7.33%

Scottrade, Inc. c/o Scottrade Inc. P.O. Box 31759 St. Louis, MO 63131	329,127	6.86%

Drone Economy ETF

Name and Address	Amount and Nature of Beneficial Ownership	% Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	206,910	16.55%

Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	130,465	10.44%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	128,765	10.30%

Pershing, LLC PO Box 2052 Jersey City, NJ 07303	118,960	9.52%

TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	95,773	7.66%

Name and Address	Amount and Nature of Beneficial Ownership	% Ownership
Citibank, N.A. 388 Greenwich Street New York, NY 1004	84,985	6.80%

Video Game Tech ETF

Name and Address	Amount and Nature of Beneficial Ownership	% Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	224,751	16.05%

Citibank, N.A. 388 Greenwich Street New York, NY 1004	158,005	11.29%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	114,320	8.16%

US Bancorp Fund Services, LLC / ETF 777 East Wisconsin Avenue Milwaukee, WI 53202	100,000	7.14%

RBC Dominion Securities 922 Wyandotte St E, Windsor, ON N8Y 1E4, Canada	83,074	5.93%

Pershing, LLC PO Box 2052 Jersey City, NJ 07303	80,383	5.74%

BNY Mellon Investment Servicing (U.S.) Inc. 101 Barclay St, 3rd Fl New York, NY 10286	75,189	5.37%

Etho Climate Leadership U.S. ETF

Name and Address	Amount and Nature of Beneficial Ownership	% Ownership
National Financial Services, LLC 499 Washington Blvd. Fl.5 Jersey City, NJ 07310-2010	164,135	23.45%

Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	147,809	21.12%

Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	88,735	12.68%

TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	62,299	8.90%

The Bank of New York Mellon 101 Barclay Street, 3rd Floor New York, NY 10286	36,365	5.20%

Spirited Funds/ETFMG Whiskey & Spirits ETF

Name and Address	Amount and Nature of Beneficial Ownership	% Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	68,868	19.68%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	64,736	18.50%

TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	43,244	12.36%

Pershing, LLC PO Box 2052 Jersey City, NJ 07303	28,960	8.27%

E*Trade PO Box 484 Jersey City, NJ 07303-0484	18,822	5.38%

BlueStar TA-BIGITech™ Israel Technology ETF

Name and Address	Amount and Nature of Beneficial Ownership	% Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	132,030	13.20%

Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	125,049	12.50%

Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	118,765	11.88%

Credit Suisse Securities (USA) LLC Eleven Madison Avenue New York, New York 10010	100,000	10.00%

Pershing, LLC PO Box 2052 Jersey City, NJ 07303	64,181	6.42%

Morgan Stanley Smith Barney Harborside Financial Center Plaza, 23rd Floor Jersey City NJ 07311	61,327	6.13%

TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	51,191	5.12%

Alternative Harvest ETF

Name and Address	Amount and Nature of Beneficial Ownership	% Ownership
National Financial Services, LLC 499 Washington Blvd. Fl.5 Jersey City, NJ 07310-2010	1,143,659	15.77%

Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	824,565	11.37%

TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	659,509	9.10%

US Bancorp Fund Services, LLC / ETF 777 East Wisconsin Avenue Milwaukee, WI 53202	2,600,000	35.86%

AI Powered Equity ETF

Name and Address	Amount and Nature of Beneficial Ownership	% Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	714,346	20.12%

Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	522,416	14.72%

TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	340,011	9.58%

E*Trade PO Box 484 Jersey City, NJ 07303-0484	222,623	6.27%

Citibank, N.A. 388 Greenwich Street New York, NY 1004	193,366	5.45%

Interactive Brokers Retail Equity Clearing 8 Greenwich Office Park Greenwich, CT 06831	186,348	5.25%

Scottrade, Inc. c/o Scottrade Inc. P.O. Box 31759 St. Louis, MO 63131	186,364	5.25%

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereupon in their discretion.

Shareholder Proposals. The Declaration of Trust and the by-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-844-ETFMGRS (383-6477). If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-844-ETFMGRS (383-6477) or write to ETF Managers Trust at 30 Maple Street, 2nd Floor, Summit, New Jersey 07901.

PLEASE VOTE BY LOGGING ON AT THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD OR BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD OR BY COMPLETING THE ENCLOSED PROXY CARD(S) AND RETURNING THE CARD(S) BY MARCH 5, 2018 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees of the Trust

/s/ Samuel Masucci, III
Name: Samuel Masucci, III
Title: Secretary

APPENDIX A

ETF MANAGERS TRUST

Audit Committee Charter

The Audit Committee (the “Committee”) shall be composed entirely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (“Trustees”) of ETF Managers Trust (the “Trust”) and each of its series (each a “Fund,” collectively the “Funds”). The Committee shall designate as chairperson any Trustee duly elected and appointed at any regular or special meeting of the Board of Trustees (the “Board”).

Each member of the Committee must be financially literate, as such qualification is interpreted by the Trust’s Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee.

The purpose of the Committee is to:

●	Assist Board oversight of (1) the integrity of the Trust’s financial statements, (2) the Trust’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Trust’s internal audit function and independent auditors.

●	Prepare the report that U.S. Securities and Exchange Commission rules require be included in the Trust’s annual report to shareholders on Form N-CSR.

The responsibilities of the Committee include:

●	Pre-approving the selection of the independent public accountants for the Funds and recommending to the full Board the selection, retention or termination, as appropriate, of the independent public accountants, including whether the accountant provides any consulting, auditing or non-audit services to the Funds, an investment advisor to the Funds, or an affiliate of an investment advisor. The Committee shall review the independent public accountant’s specific representations as to their independence. At least annually, the Committee shall obtain and review a report by the independent public accountants describing the firm’s internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the independent public accountants’ independence) all relationships between the independent auditor and the Trust.

●	Reviewing the independent public accountants’ compensation for audit and non-audit services in accordance with the pre-approval requirements set forth below, as well as the proposed terms of their engagement. Each Fund shall provide for appropriate funding, as determined by the Committee, to compensate the accountants for any authorized service provided to each such Fund.

●	Meeting with the independent public accountants, including private meetings, as necessary to provide such accountant the opportunity to report to the Committee, on a timely basis, all critical accounting policies and practices to be used in conjunction with the audits and to otherwise meeting with the accountants to fulfill the other responsibilities enumerated in this Charter.

●	Recommending to the Board, when the Committee deems it advisable, that the independent public accountants engage in specific studies and reports regarding auditing matters, accounting procedures, and tax and other matters.

●	Reviewing the arrangements for and scope of the audit of annual financial statements for the Funds.

●	Reviewing annual financial statements and unaudited semiannual financial statements, including and adjustments to those statements recommended by the independent public accountants, and any significant issues that arose in connection with the preparation of those financial statements.

●	Reviewing, as appropriate and in consultation with the independent public accountants, accounting policies and procedures applicable to the Fund as well as any management responses to comments relating to those policies and procedures.

●	Being directly responsible for the oversight of the work of the independent public accountants (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Trust.

●	Reviewing independent public accountants’ opinions.

●	Considering, in consultation with the independent public accountants, the adequacy of internal controls to help provide reasonable assurance that publicly reported financial statements are presented fairly and in conformity with generally accepted accounting principles.

●	Considering, in consultation with the independent public accountants, any financial-related risks that exist in connection with internal controls and the publicly reported financial statements.

●	Discussing policies with respect to risk assessment and risk management.

●	Investigating, when the Committee deems it necessary, potential improprieties or improprieties in Fund operations.

●	Reviewing changes in accounting policies or practices that had or are expected to have a significant impact on the preparation of financial statements.

●	Meeting regularly with the Treasurer of the Trust to discuss any issues arising from the Committee’s responsibilities.

●	Meeting at least annually with the independent public accountants to discuss any issues arising from the Committee’s responsibilities.

●	Generally acting as the liaison between the independent public accountants and the Board.

●	Annually reviewing and, as appropriate, implementing changes to its Charter.

Before any independent public accountant is engaged by a Fund to render audit or non-audit services, either:

(i)       The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to a Fund. The Committee may delegate to one or more of its members the authority to grant pre-approvals. The decisions of any member to whom authority is delegated under this paragraph shall be presented to the full Committee at each of its scheduled meetings; or

(ii)       The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval standards established by the Committee. Any such standards are detailed as to the particular series and may not involve any delegation of the Committee’s responsibilities to an investment advisor. The Committee must be informed of each service entered into.

Pre-approval for any service provided to a Fund other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by such Fund to the accountant during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by a Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and are approved by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee prior to the completion of the audit;

The Committee shall pre-approve any non-audit services proposed to be provided by the independent public accountant to (1) any investment advisor, and/or (2) any entity controlling, controlled by, or under common control with any such investment advisor, that provides ongoing services to a Fund, if the independent public accountant’s engagement with the investment advisor or any such control persons relates directly to the operations and financial reporting of a Fund.

An independent public accountant who is performing the audit for a Fund may not perform contemporaneously (during the audit and professional engagement period) the following non-audit services for the Fund:

●	Bookkeeping or other services related to the accounting records or financial statements of a Fund;

●	Financial information systems design and implementation;

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

●	Actuarial services;

●	Internal audit Outsourcing services;

●	Broker or dealer, investment adviser, or investment banking services;

●	Legal services and expert services unrelated to the audit; and

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The independent public accountant is responsible for informing the Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and/or other experts or consultants, including financial experts, at the expense of a Fund.

Limit on Committee Responsibility. The Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. The service providers together with management of the Funds have the responsibility for preparing the financial statements and implementing internal controls, and disclosure controls and procedures, and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Committee is not of the same scope or quality as the audit prepared by the independent auditors.

The responsibilities of the Committee do not include reviews of the valuation and calculation of the net asset value of any of the Funds, as this responsibility is central to the oversight role of the Board as a whole. In addition, subject to the general oversight responsibility of the Board, day-to-day responsibility for valuation decisions on behalf of the Funds has been delegated to the Valuation Committee. Accordingly, the Committee is in no way responsible for the day-to-day operational aspects of the valuation process.

Adopted: October 3, 2012

Amended: October 26, 2017

APPENDIX B

ETF MANAGERS TRUST

Nominating Committee Charter

This Charter sets forth the purpose, authority, and responsibilities of the Nominating Committee of the Board of Trustees (the “Board”) of ETF Managers Trust (the “Trust”). This Charter will be reviewed annually by the Board.

Purpose

The purpose of the Nominating Committee shall be to select and nominate other Trustees, including Independent Trustees (as defined below). Selection and nomination refers to the process by which Board candidates (each, a “Candidate”) are researched, recruited, considered and formally named.

The Nominating Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Nominating Committee in identifying, screening and attracting Candidates, including the sole authority to approve the search firm’s fees and other retention terms.

Composition and Term of Members of the Nominating Committee

The Nominating Committee shall be comprised entirely of members of the Board who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may not be fewer than two (2) Independent Trustees, as required by the Trust’s Bylaws. To qualify as not “interested,” such members may not, other than in his or her capacity as a member of the Nominating Committee or a member of the Board, accept any consulting, advisory, or other compensatory fee from the Trust or be an affiliated person of the Trust. Such Independent Trustees shall designate the Chairperson of the Nominating Committee. Each member of the Nominating Committee shall serve until a successor is appointed by the Board.

Meetings

The Nominating Committee shall meet as it deems necessary to comply with the 1940 Act or otherwise. Additional meetings shall be held as deemed appropriate by the Chairperson of the Nominating Committee or a majority of the Nominating Committee members. A quorum for purposes of conducting a meeting shall be 50% or more of the members present at such meeting. Minutes of the meetings of the Nominating Committee will be prepared and circulated to all members of the Nominating Committee for review and comment in a timely manner. The Committee may meet in person, by telephone or other means by which all persons participating in the meeting can hear each other at the same time.

Responsibilities of the Nominating Committee

Control of the selection and nomination process for Candidates at all times should rest with the Nominating Committee. This Charter is not intended to supplant or limit the ability of fund shareholders under state law or federal law to nominate Trustees. The Committee will review shareholders’ nominations to fill vacancies on the Board in accordance with the requirements of this Charter, the Trust’s Bylaws and applicable law. Shareholder candidates submitted for consideration by the Committee must be sent to the President of the Trust in writing together with the appropriate biographical and other information concerning each such proposed nominee (including the information set forth below), and such nomination must comply with the notice and other provisions set forth herein, in the Trust’s Bylaws or under applicable law. Unless required otherwise by the Bylaws or applicable law, such notice and other information must be provided to the President of the Trust no later than 120 days, and no more than 150 days, prior to the date of the meeting of shareholders at which the nomination is to be considered. The Nominating Committee’s policy with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws. In addition, any of the Trust’s investment advisers may suggest Trustee candidates, if the Nominating Committee invites such suggestions, and the investment adviser may provide administrative assistance in the selection and nomination process.

The Committee, however, should not view participation by shareholders and investment advisers in this process as precluding or excusing it from the responsibility to canvass, recruit, interview, and solicit Candidates.

In carrying out these responsibilities, the Nominating Committee shall obtain from any candidate, and a shareholder submitting a candidate for nomination as a Trustee shall provide, a formal written resume, a completed questionnaire delineating relationships between the candidate and the Trust, the investment advisers to the Trust, the principal underwriter of the Trust, and all material service providers to the Trust, and such other information that may be required under state or federal law or by the Trust’s Bylaws. With respect to Independent Trustees, the Nominating Committee shall evaluate the independence of the candidate as defined in Section 2(a)(19) of the 1940 Act, and other potential conflicts of interest not included in such definition.

The Committee shall meet with the candidate to review the independence and qualifications of such candidate, and shall meet as a group without the candidate to discuss the candidate. Recommendations for new Trustees by the Nominating Committee shall be presented to the full Board for approval.

Nominee Considerations

In identifying and evaluating nominees for Trustee, the Committee seeks to ensure that the Board possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board is comprised of Trustees who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis.

In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder or investment adviser, each candidate must:

1	Display the highest personal and professional ethics, integrity and values;

2	Have the ability to exercise sound business judgment;

3	Must be highly accomplished in his or her respective field;

4	Have a relevant expertise and experience;

5	Be able to represent all shareholders and be committed to enhancing long-term shareholder value; and

6	Have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Trust’s business.

Other

In performing its duties, the Nominating Committee shall:

1.	Summarize the proceedings of meetings of the Nominating Committee at meetings of the Board. The Nominating Committee shall also submit the minutes of all its meetings to, or discuss the matters discussed at each meeting with, the Board;

2.	Investigate any matter that comes to the attention of the Nominating Committee within the scope of its duties, with the power to retain independent counsel, accountants, or others for this purpose if, in its judgment, that is appropriate;

3.	As the Nominating Committee deems appropriate, obtain, weigh and consider expert advice as to Nominating Committee related rules, legal and regulatory provisions, including engaging independent counsel and other advisors at Trust expense;

4.	Consider such other matters as may be from time to time referred to it by the Board; and

5.	Periodically review and, as appropriate, recommend changes to, this Charter.

In carrying out its responsibilities, the Nominating Committee believes its policies and procedures should be and remain flexible so that it can react to changing conditions and environments and to assure the Board and shareholders of the Trust that the nominating practices of the Trust are in accordance with all requirements and are of the highest quality.

Adopted: October 3, 2012

Amended: October 26, 2017

MERGE FUND NAME

each a series of ETF Managers Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 6, 2018

The undersigned hereby appoints Samuel Masucci III, John Flanagan, Barney Karol and Reshma Amin as attorneys-in-fact and proxies of the undersigned, with full power of substitution, and authorizes each of them to vote on behalf of the undersigned all shares of the above mentioned Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Eastern Time, on March 6, 2018 at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 829-0545. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 6, 2018. The proxy statement for this meeting is available at: proxyonline.com/docs/ETFMGFunds.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PROXY CARD

MERGE FUND NAME

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” the proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ˜

		FOR	WITHHOLD
1.	To elect two Trustees to serve on the Board of Trustees of the Trust until the next meeting of shareholders at which Trustees are elected.

	1A. Terry Loebs	™	™

	1B. Jared Chase	™	™

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]